UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21482

SunAmerica Specialty Series

(Exact name of registrant as specified in charter)

Harborside Financial Center, 3200 Plaza 5 Jersey City, NJ 07311
(Address of principal executive offices) (Zip code)

John T. Genoy

Senior Vice President

SunAmerica Asset Management Corp.

Harborside Financial Center,

3200 Plaza 5

Jersey City, NJ 07311

(Name and address of agent for service)

Registrant’s telephone number, including area code: (201) 324-6414

Date of fiscal year end: October 31

Date of reporting period: July 31, 2013

Item 1. Schedule of Investments.

SunAmerica Specialty Series - 2020 High Watermark Fund

PORTFOLIO OF INVESTMENTS - July 31, 2013 - (unaudited)

Security Description	Principal Amount	Value (Note 2)
U.S. GOVERNMENT AGENCIES - 12.0%
Resolution Funding - 12.0%
Resolution Funding Corp. STRIPS zero coupon due 07/15/2020 (cost $5,282,535)	$7,000,000	$5,964,203

U.S. GOVERNMENT TREASURIES - 80.7%
United States Treasury Bonds - 80.7%
U.S. Treasury Bond STRIPS zero coupon due 08/15/2020 (cost $34,059,506)	46,490,000	40,121,521

Total Long-Term Investment Securities (cost $39,342,041)		46,085,724

SHORT-TERM INVESTMENT SECURITIES - 4.4%
U.S. Government Treasuries - 4.4%
United States Treasury Bills 0.09% due 10/17/13(1) (cost $2,209,598)	2,210,000	2,209,883

REPURCHASE AGREEMENT - 3.0%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/31/2013, to be repurchased 08/01/2013 in the amount of $1,490,000 and collateralized by $1,675,000 of Federal Home Loan Mtg. Corp. Notes, bearing interest at 2.00%, due 01/30/2023 and having an approximate value of $1,523,429 (cost $1,490,000)	1,490,000	1,490,000

TOTAL INVESTMENTS (cost $43,041,639)(2)	100.1%	49,785,607
Liabilities in excess of other assets	(0.1)	(59,983)

NET ASSETS	100.0%	$49,725,624

(1)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(2)	See Note 4 for cost of investments on a tax basis.

STRIPS – Separate Trading of Registered Interest and Principal of Securities

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of July 31, 2013	Unrealized Appreciation (Depreciation)
1	Long	S&P 500 E-Mini Index	September 2013	$79,202	$84,025	$4,823

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
U.S. Government Agencies:
Resolution Funding	$—	$5,964,203	$—	$5,964,203
U.S. Government Treasuries:
United States Treasury Bonds	—	40,121,521	—	40,121,521
Short-Term Investment Securities:
U.S. Government Treasuries	—	2,209,883	—	2,209,883
Repurchase Agreement	—	1,490,000	—	1,490,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	4,823	—	—	4,823

Total	$4,823	$49,785,607	$—	$49,790,430

+	Other financial instruments are derivative instruments not reflected in the Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Alternative Strategies Fund

PORTFOLIO OF INVESTMENTS - July 31, 2013** - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMODITY INDEX-LINKED NOTES - 12.6%
Commodity Notes - 12.6%
Credit Suisse AG New York FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.04% due 02/14/2014*(3)	$8,000,000	$7,687,911
UBS AG FRS (Indexed to the S&P GSCI Total Return Index) Senior Notes 0.04% due 06/12/2014*(3)	5,000,000	5,454,620

Total Commodity Index-Linked Notes (cost $13,000,000)		13,142,531

U.S. GOVERNMENT AGENCIES - 41.9%
Federal Farm Credit Bank - 14.1%
0.99% due 09/05/2017	15,000,000	14,637,330

Federal Home Loan Bank - 11.4%
0.70% due 10/11/2016	2,142,857	2,128,489
1.00% due 11/09/2017	10,000,000	9,710,960

		11,839,449

Federal National Mtg. Assoc. - 16.4%
1.25% due 02/27/2014(2)	17,000,000	17,120,615

Total U.S. Government Agencies (cost $44,212,597)		43,597,394

U.S. GOVERNMENT TREASURIES - 7.4%
1.63% due 01/15/2015 TIPS(5)	1,585,857	1,651,150
1.88% due 07/15/2015 TIPS(5)	1,556,789	1,657,980
2.00% due 07/15/2014 TIPS(5)	1,606,449	1,658,408
2.00% due 01/15/2014 TIPS(5)	1,638,819	1,660,329
2.63% due 06/30/2014	1,000,000	1,022,617

Total U.S. Government Treasuries (cost $7,283,375)		7,650,484

EXCHANGE-TRADED FUNDS - 6.0%
iShares Barclays MBS Bond Fund	20,400	2,142,816
iShares Barclays 1-3 Year Credit Bond Fund	32,600	3,430,824
iShares iBoxx Investment Grade Corporate Bond Fund	6,300	721,476

Total Exchange Traded-Funds (cost $6,290,703)		6,295,116

Total Long-Term Investment Securities (cost $70,786,675)		70,685,525

SHORT-TERM INVESTMENT SECURITIES - 28.7%
U.S. Government Treasuries - 28.7%
United States Treasury Bills
0.11% due 04/03/2014(2)	4,000,000	3,998,096
0.13% due 05/29/2014	13,000,000	12,991,576
0.13% due 01/09/2014(4)	5,000,000	4,998,545

0.14% due 02/06/2014	7,900,000	7,897,093

Total Short-Term Investment Securities (cost $29,874,862)		29,885,310

REPURCHASE AGREEMENT - 4.2%
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/31/2013, to be repurchased 08/01/2013 in the amount $1,050,000 collateralized by $1,180,000 of Federal National Mtg. Assoc. Notes, bearing interest at 2.00% due 01/30/2023 and having an approximate value of $1,073,222	1,050,000	1,050,000
Agreement with State Street Bank & Trust Co., bearing interest at 0.01%, dated 07/31/2013, to be repurchased 08/01/2013 in the amount $3,293,068 collateralized by $3,715,000 of Federal National Mtg. Assoc. Notes, bearing interest at 2.08% due 11/02/2022 and having an approximate value of $3,458,963(2)	3,293,068	3,293,068

Total Repurchase Agreements (cost $4,343,068)		4,343,068

TOTAL INVESTMENTS (cost $105,004,605)(1)	100.8%	104,913,903
Liabilities in excess of other assets	(0.8)	(799,985)

NET ASSETS	100.0%	$104,113,918

*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Portfolio has no right to demand registration of these securities. At July 31, 2013, the aggregate value of these securities was $13,142,531 representing 12.6% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
**	Consolidated; see Note 1.
(1)	See Note 4 for cost of investments on a tax basis.
(2)	The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.
(3)	Fair valued security. Securities are classified as Level 2 based on the securities valuation inputs; see Note 2.
(4)	The security or a portion thereof was pledged as collateral to cover margin requirements for open futures contracts.
(5)	Principal amount of security is adjusted for inflation.

GSCI - Goldman Sachs Commodity Index

TIPS - Treasury Inflation Protected Securities

FRS - Floating Rate Security

The rates shown on FRS are the current interest rates at July 31, 2013 and unless noted otherwise, the dates shown are the original maturity dates.

Open Futures Contracts

Number of Contracts	Type	Description	Expiration Month	Value at Trade Date	Value as of July 31, 2013	Unrealized Appreciation/ (Depreciation)
54	Long	Alluminum Futures(a)	September 2013	$2,390,850	$2,405,025	$14,175
52	Short	Alluminum Futures(a)	December 2013	2,362,100	2,375,425	(13,325)
54	Short	Alluminum Futures(a)	September 2013	2,430,000	2,405,025	24,975
10	Short	Brent Crude Futures(a)	October 2013	1,063,580	1,069,100	(5,520)
26	Long	British Pound Currency	September 2013	2,473,250	2,476,825	3,575
2	Short	Copper Futures(a)	September 2013	158,750	155,925	2,825
16	Short	Euro-BTP	September 2013	2,369,512	2,368,448	1,064
15	Short	Euro Fx Currency	September 2013	2,463,275	2,501,062	(37,787)
62	Short	Euro Stoxx 50	September 2013	2,280,618	2,273,195	7,423
18	Short	Gold 100 Oz Futures(a)	October 2013	2,364,190	2,362,680	1,510
19	Short	Japanese Yen Currency	September 2013	2,388,062	2,429,862	(41,800)
61	Short	Light Sweet Crude Futures(a)	October 2013	6,378,389	6,357,420	20,969
81	Short	Mexican Bolsa Index	September 2013	2,514,772	2,599,242	(84,470)
49	Short	MSCI E-Mini Index	September 2013	2,296,385	2,300,060	(3,675)
70	Long	S&P 500 E-Mini Index	September 2013	5,845,000	5,881,750	36,750
20	Long	S&P Mid 400 E-Mini Index	September 2013	2,334,500	2,459,000	124,500
24	Long	Silver Futures(a)	September 2013	2,349,350	2,355,360	6,010
22	Short	SPI 200 Index	September 2013	2,380,873	2,476,780	(95,907)
123	Short	Sugar 11 Futures(a)	October 2013	2,326,766	2,337,787	(11,021)
18	Long	U.S. Treasury 2 Yr Notes	September 2013	3,963,656	3,965,625	1,969
48	Long	U.S. Treasury 5 Yr Notes	September 2013	5,886,749	5,825,625	(61,124)
120	Long	Zinc Futures(a)	December 2013	6,025,900	5,571,000	(454,900)
120	Short	Zinc Futures(a)	December 2013	5,864,000	5,571,000	293,000

						$(270,784)

(a)	The security is owned by the SunAmerica Alternative Strategies Cayman Fund, Ltd. which is a wholly-owned subsidiary of the SunAmerica Alternative Strategies Fund.

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Commodity Index-Linked Notes:
Commodity Notes	$—	$13,142,531	$—	$13,142,531
U.S. Government Agencies:
Federal Farm Credit Bank	—	14,637,330	—	14,637,330
Federal Home Loan Bank	—	11,839,449	—	11,839,449
Federal National Mtg. Assoc.	—	17,120,615	—	17,120,615
U.S. Government Treasuries	—	7,650,484	—	7,650,484
Exchange-Traded Funds	6,295,116	—	—	6,295,116
Short-Term Investment Securities
U.S. Government Treasuries	—	29,885,310	—	29,885,310
Repurchase Agreements	—	4,343,068	—	4,343,068
Other Financial Instruments:+
Open Futures Contracts - Appreciation	538,745	—	—	538,745

Total	$6,833,861	$98,618,787	$—	$105,452,648

LIABILITIES:
Other Financial Instruments:+
Open Futures Contracts - Depreciation	$809,529	$—	$—	$809,529

+	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Global Trends Fund

CONSOLIDATED PORTFOLIO OF INVESTMENTS - July 31, 2013* - (unaudited)

Security Description	Principal Amount	Value (Note 2)
REPURCHASE AGREEMENTS - 97.8%
Bank of America Securities Joint Repurchase Agreement(1)	$16,685,000	$16,685,000
Bank of America Securities Joint Repurchase Agreement(1)(2)	4,795,000	4,795,000
Barclays Capital Joint Repurchase Agreement(1)	14,720,000	14,720,000
Barclays Capital Joint Repurchase Agreement(1)(2)	4,235,000	4,235,000
BNP Paribas SA Joint Repurchase Agreement(1)	14,720,000	14,720,000
BNP Paribas SA Joint Repurchase Agreement(1)(2)	4,235,000	4,235,000
Deutsche Bank AG Joint Repurchase Agreement(1)	19,630,000	19,630,000
Deutsche Bank AG Joint Repurchase Agreement(1)(2)	5,645,000	5,645,000
UBS Securities LLC Joint Repurchase Agreement(1)	19,875,000	19,875,000
UBS Securities LLC Joint Repurchase Agreement(1)(2)	5,720,000	5,720,000

Total Repurchase Agreements (cost $110,260,000)		110,260,000

TOTAL INVESTMENTS (cost $110,260,000)(3)	97.8%	110,260,000
Other assets less liabilities	2.2	2,468,733

NET ASSETS	100.0%	$112,728,733

*	Consolidated; see Note 1.
(1)	See Note 3 for details of Joint Repurchase Agreements.
(2)	The security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.
(3)	See Note 4 for cost of investments on a tax basis.

Open Futures Contracts
Number of Contracts	Type	Description	Expiration Date	Value at Trade Date	Value as of July 31, 2013	Unrealized Appreciation (Depreciation)
37	Long	Copper High Grade Futures(a)	September 2013	$2,883,900	$2,884,613	$713
42	Long	DAX Index	September 2013	11,524,837	11,523,457	(1,380)
41	Long	Hang Seng Index	August 2013	5,774,357	5,779,205	4,848
51	Long	Kospi Index	September 2013	5,656,453	5,638,294	(18,159)
28	Long	Light Sweet Crude Oil Futures(a)	September 2013	2,662,510	2,940,840	278,330
82	Long	Nikkei 225 Index	September 2013	11,485,344	11,390,052	(95,292)
267	Long	S&P 500 E-Mini Index	September 2013	21,623,662	22,434,675	811,013
30	Long	Silver Futures(a)	September 2013	3,075,375	2,944,200	(131,175)
150	Long	Sugar 11 Futures(a)	October 2013	2,853,234	2,850,960	(2,274)

						$846,624

(a)	The Security is owned by the SunAmerica Global Trends Cayman Fund, Ltd., which is a wholly-owned subsidiary of the SunAmerica Global Trends Fund.

Open Forward Foreign Currency Contracts

Counterparty	Contract to Deliver		In Exchange For		Delivery Date	Unrealized Appreciation	Unrealized Depreciation
Bank of America N.A.	MXN	36,644,000	USD	2,860,647	08/30/2013	$—	$(453)
	USD	2,888,311	MXN	36,644,000	08/30/2013	—	(27,211)

						—	(27,664)

Barclays Bank PLC	USD	2,957,298	PLN	9,458,000	08/30/2013	—	(3,270)

Royal Bank of Canada	MXN	37,117,000	USD	2,920,122	08/30/2013	22,091	—
	USD	2,962,991	MXN	37,117,000	08/30/2013	—	(64,960)

						22,091	(64,960)

State Street Bank & Trust Co.	PLN	351,000	USD	109,548	08/30/2013	—	(80)

Net Unrealized Appreciation (Depreciation)						$22,091	$(95,974)

MXN - Mexican Peso

PLN - Polish Zloty

USD - United States Dollar

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Repurchase Agreements	$—	$110,260,000	$—	$110,260,000
Other Financial Instruments:+
Open Futures Contracts - Appreciation	1,094,904	—	—	1,094,904
Open Forward Foreign Currency Contracts - Appreciation	—	22,091	—	22,091

Total	$1,094,904	$110,282,091	$—	$111,376,995

LIABILITIES:
Other Financial Instruments:+
Open Futures Contracts - Depreciation	$248,280	$—	$—	$248,280
Open Forward Foreign Currency Contracts - Depreciation	—	95,974	—	95,974

Total	$248,280	$95,974	$—	$344,254

+	Other financial instruments are derivative instruments not reflected in the Consolidated Portfolio of Investments, such as futures, forward and swap contracts, which are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Focused Alpha Growth Fund

PORTFOLIO OF INVESTMENTS - July 31, 2013 - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCK - 93.3%
Aerospace/Defense - 6.6%
Lockheed Martin Corp.	258,743	$31,080,209

Apparel Manufacturers - 1.4%
Under Armour, Inc., Class A†	97,500	6,545,175

Computer Services - 4.9%
IHS, Inc., Class A†	211,426	23,210,346

Consulting Services - 2.0%
Verisk Analytics, Inc., Class A†	144,700	9,312,892

Diagnostic Kits - 1.2%
IDEXX Laboratories, Inc.†	56,400	5,526,636

Distribution/Wholesale - 2.0%
Fastenal Co.	192,400	9,429,524

Diversified Manufacturing Operations - 2.4%
Colfax Corp.†	210,100	11,150,007

Electric-Transmission - 2.6%
ITC Holdings Corp.	133,100	12,214,587

Finance-Credit Card - 6.0%
Visa, Inc., Class A	160,022	28,325,494

Hotel/Motels - 2.9%
Hyatt Hotels Corp., Class A†	300,000	13,575,000

Insurance-Property/Casualty - 1.9%
Arch Capital Group, Ltd.†	164,300	8,896,845

Internet Content-Entertainment - 4.7%
Facebook, Inc., Class A†	604,882	22,277,804

Medical Instruments - 2.1%
Edwards Lifesciences Corp.†	136,500	9,743,370

Medical-Biomedical/Gene - 12.6%
Biogen Idec, Inc.†	125,753	27,430,502
Gilead Sciences, Inc.†	515,557	31,680,978

		59,111,480

Medical-Hospitals - 0.6%
Community Health Systems, Inc.	60,000	2,763,600

Multimedia - 2.0%
FactSet Research Systems, Inc.	85,500	9,334,890

Oil Companies-Exploration & Production - 2.0%
Concho Resources, Inc.†	105,000	9,417,450

Real Estate Investment Trusts - 1.2%
American Campus Communities, Inc.	152,000	5,838,320

Resort/Theme Parks - 2.6%
Vail Resorts, Inc.	184,000	12,324,320

Retail-Auto Parts - 6.6%
AutoZone, Inc.†	69,611	31,226,102

Retail-Automobile - 2.0%
CarMax, Inc.†	189,000	9,268,560

Retail-Major Department Stores - 6.5%
TJX Cos., Inc.	587,035	30,549,302

Retail-Sporting Goods - 2.0%
Dick’s Sporting Goods, Inc.	180,000	9,253,800

Soap & Cleaning Preparation - 1.1%
Church & Dwight Co., Inc.	79,300	5,051,410

Transport-Rail - 7.2%
Canadian Pacific Railway, Ltd.	235,688	28,961,342
Genesee & Wyoming, Inc., Class A†	54,900	4,922,334

		33,883,676

Web Portals/ISP - 6.2%
Google, Inc., Class A†	32,984	29,276,598

Total Long-Term Investment Securities (cost $366,207,745)		438,587,397

SHORT-TERM INVESTMENT SECURITIES - 5.3%
Time Deposits - 5.3%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 08/01/2013 (cost $24,722,000)	$24,722,000	24,722,000

TOTAL INVESTMENTS (cost $390,929,745)(1)	98.6%	463,309,397
Other assets less liabilities	1.4	6,757,675

NET ASSETS	100.0%	$470,067,072

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Long-Term Investment Securities:
Common Stock:
Aerospace/Defense	$31,080,209	$—	$—	$31,080,209
Finance-Credit Card	28,325,494	—	—	28,325,494
Medical-Biomedical/Gene	59,111,480	—	—	59,111,480
Retail-Auto Parts	31,226,102	—	—	31,226,102
Retail - Major Department Stores	30,549,302	—	—	30,549,302
Transport-Rail	33,883,676	—	—	33,883,676
Web Portals/ISP	29,276,598	—	—	29,276,598
Other Industries*	195,134,536	—	—	195,134,536
Short-Term Investment Securities
Time Deposits	—	24,722,000	—	24,722,000

Total	$438,587,397	$24,722,000	$—	$463,309,397

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Focused Alpha Large-Cap Fund

PORTFOLIO OF INVESTMENTS - July 31, 2013 - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
COMMON STOCK - 97.2%
Aerospace/Defense - 4.9%
Lockheed Martin Corp.	124,431	$14,946,652

Banks-Super Regional - 5.0%
US Bancorp	409,200	15,271,344

Computer Services - 3.7%
IHS, Inc., Class A†	101,909	11,187,570

Diversified Banking Institutions - 6.1%
Citigroup, Inc.	185,300	9,661,542
JPMorgan Chase & Co.	162,000	9,028,260

		18,689,802

Diversified Manufacturing Operations - 8.4%
3M Co.	217,600	25,552,768

Finance-Credit Card - 10.2%
Discover Financial Services	352,250	17,439,898
Visa, Inc., Class A	76,928	13,617,025

		31,056,923

Internet Content-Entertainment - 3.5%
Facebook, Inc., Class A†	290,781	10,709,464

Medical-Biomedical/Gene - 9.6%
Biogen Idec, Inc.†	64,456	14,059,787
Gilead Sciences, Inc.†	248,181	15,250,723

		29,310,510

Medical-Drugs - 5.3%
Pfizer, Inc.	552,900	16,161,267

Oil Refining & Marketing - 3.7%
Marathon Petroleum Corp.	155,200	11,380,816

Retail-Auto Parts - 5.0%
AutoZone, Inc.†	33,607	15,075,428

Retail-Building Products - 5.1%
Lowe’s Cos., Inc.	348,400	15,531,672

Retail-Drug Store - 5.5%
CVS Caremark Corp.	269,700	16,583,853

Retail-Major Department Stores - 4.8%
TJX Cos., Inc.	281,557	14,652,226

Transport-Rail - 4.5%
Canadian Pacific Railway, Ltd.	112,576	13,833,339

Web Portals/ISP - 11.9%
Google, Inc., Class A†	40,689	36,115,556

Total Long-Term Investment Securities (cost $250,421,562)		296,059,190

SHORT-TERM INVESTMENT SECURITIES - 1.6%
Time Deposits - 1.6%
Euro Time Deposit with State Street Bank & Trust Co. 0.01% due 08/01/2013 (cost $4,843,000)	4,843,000	4,843,000

TOTAL INVESTMENTS (cost $255,264,562)(1)	98.8%	300,902,190
Other assets less liabilities	1.2	3,642,853

NET ASSETS	100.0%	$304,545,043

†	Non-income producing security
(1)	See Note 4 for cost of investments on a tax basis.

ADR - American Depository Receipt

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Lont-Term Investment Securities:
Common Stock:
Banks-Super Regional	$15,271,344	$—	$—	$15,271,344
Diversified Banking Institutions	18,689,802	—	—	18,689,802
Diversified Manufacturing Operations	25,552,768	—	—	25,552,768
Finance-Credit Card	31,056,923	—	—	31,056,923
Medical-Biomedical/Gene	29,310,510	—	—	29,310,510
Medical-Drugs	16,161,267	—	—	16,161,267
Retail-Auto Parts	15,075,428	—	—	15,075,428
Retail-Building Products	15,531,672	—	—	15,531,672
Retail-Drug Store	16,583,853	—	—	16,583,853
Web Portals/ISP	36,115,556	—	—	36,115,556
Other Industries*	76,710,067	—	—	76,710,067
Short-Term Investment Securities
Time Deposits	—	4,843,000	—	4,843,000

Total	$296,059,190	$4,843,000	$—	$300,902,190

*	Sum of all other industries each of which individually has an aggregate market value of less than 5% of net assets. For a detailed presentation of securities by industry classification, please refer to the Portfolio of Investments.

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

SunAmerica Specialty Series - SunAmerica Income Explorer Fund

PORTFOLIO OF INVESTMENTS - July 31, 2013 - (unaudited)

Security Description	Shares/ Principal Amount	Value (Note 2)
REGISTERED INVESTMENT COMPANIES - 39.3%
Domestic Equity Investment Companies - 4.7%
Eaton Vance Tax-Advantaged Dividend Income Fund	12,199	$227,633
Eaton Vance Tax-Managed Diversified Equity Income Fund	20,182	212,113
Gabelli Dividend & Income Trust	11,507	233,822
John Hancock Tax-Advantaged Dividend Income Fund	10,372	197,276

		870,844

Domestic Fixed Income Investment Companies - 23.1%
AllianceBernstein Income Fund	13,552	97,710
AllianzGI Convertible & Income Fund	25,740	244,530
AllianzGI Convertible & Income Fund II	23,998	210,942
BlackRock Build America Bond Trust	2,340	45,068
BlackRock Corporate High Yield Fund, Inc.	12,919	92,500
BlackRock Corporate High Yield Fund V, Inc.	7,117	85,689
BlackRock Limited Duration Income Trust	8,527	144,362
Calamos Convertible and High Income Fund	14,527	183,040
Eaton Vance Limited Duration Income Fund	5,439	83,271
Eaton Vance Senior Floating-Rate Trust	3,997	64,552
Flaherty & Crumrine Preferred Securities Income Fund, Inc.	9,408	176,212
Flaherty & Crumrine Total Return Fund, Inc.	6,565	128,477
Franklin Templeton Limited Duration Income Trust	9,351	121,376
John Hancock Preferred Income Fund	5,547	111,217
MFS Multimarket Income Trust	18,330	120,978
New America High Income Fund, Inc.	14,837	143,770
Nuveen Credit Strategies Income Fund	20,767	208,293
Nuveen Floating Rate Income Opportunity Fund	8,970	114,188
Nuveen Mortgage Opportunity Term Fund	3,217	78,302
Nuveen Mortgage Opportunity Term Fund 2	3,663	90,110
Nuveen Preferred Income Opportunities Fund	26,596	248,673
Nuveen Short Duration Credit Opportunities Fund	6,825	135,749
PIMCO Corporate & Income Opportunity Fund	10,042	184,070
PIMCO High Income Fund	14,722	176,222
PIMCO Income Strategy Fund II	19,267	197,294
Pioneer Diversified High Income Trust	4,751	95,305
Pioneer Floating Rate Trust	10,627	140,808
Wells Fargo Advantage Income Opportunities Fund	20,377	186,450
Western Asset Global Corporate Defined Opportunity Fund, Inc.	7,605	136,586
Western Asset High Yield Defined Opportunity Fund, Inc.	10,224	183,419

		4,229,163

International Fixed Income Investment Companies - 11.5%
AllianceBernstein Global High Income Fund, Inc.	16,648	243,893
First Trust Aberdeen Global Opportunity Income Fund	12,675	192,407
Legg Mason BW Global Income Opportunities Fund, Inc.	12,187	212,419
Nuveen Preferred & Income Term Fund	10,455	247,574
PIMCO Dynamic Credit Income Fund	9,217	200,193
Pimco Dynamic Income Fund	8,578	237,782
PIMCO Income Opportunity Fund	8,771	236,642
Stone Harbor Emerging Markets Income Fund	8,482	183,211
Templeton Global Income Fund	5,070	41,625
Wells Fargo Advantage Multi-Sector Income Fund	12,382	180,901
Western Asset Global High Income Fund, Inc.	10,237	122,742

		2,099,389

Total Registered Investment Companies (cost $7,138,937)		7,199,396

COMMON STOCK - 25.1%
Chemicals-Diversified - 0.4%
K+S AG	2,860	70,484

Coal - 1.4%
Banpu PLC	13,400	98,895
Indo Tambangraya Megah Tbk PT	37,000	87,122
Tambang Batubara Bukit Asam Persero Tbk PT	79,000	76,483

		262,500

Electric-Generation - 0.6%
Tractebel Energia SA	6,800	108,497

Electric-Integrated - 0.6%
CPFL Energia SA	11,600	107,338

Electronic Components-Semiconductors - 0.6%
Intel Corp.	4,393	102,357

Gambling (Non-Hotel) - 0.6%
OPAP SA	12,614	113,272

Insurance-Multi-line - 0.6%
Porto Seguro SA	9,800	110,400

Insurance-Property/Casualty - 0.6%
Progressive Corp.	4,083	106,199

Internet Content-Entertainment - 0.5%
Gree, Inc.	12,500	101,369

Machinery-General Industrial - 0.6%
Metso Oyj	3,069	108,073

Medical-Drugs - 2.4%
Abbott Laboratories	2,978	109,084
AbbVie, Inc.	2,464	112,063
AstraZeneca PLC	2,169	110,041
Orion Oyj, Class B	4,358	106,619

		437,807

Medical-Generic Drugs - 0.6%
Teva Pharmaceutical Industries, Ltd.	2,666	105,621

Metal-Copper - 1.1%
Freeport-McMoRan Copper & Gold, Inc.	3,713	105,003
Southern Copper Corp.	3,838	100,057

		205,060

Non-Ferrous Metals - 0.6%
Grupo Mexico SAB de CV, Class B	35,600	109,285

Oil Companies-Integrated - 3.0%
Ecopetrol SA	51,700	118,284
Eni SpA	5,076	112,165
PTT PLC	9,600	101,521
Statoil ASA	4,988	108,177
Total SA	2,156	115,016

		555,163

Oil Refining & Marketing - 0.6%
HollyFrontier Corp.	2,556	116,426

Retail-Sporting Goods - 0.6%
Dick’s Sporting Goods, Inc.	2,113	108,629

Shipbuilding - 0.6%
Yangzijiang Shipbuilding Holdings, Ltd.	163,000	119,924

Telecom Services - 1.8%
Bell Aliant, Inc.	3,886	105,218
Tele2 AB, Series B	8,712	111,604
Vivendi SA	5,464	116,741

		333,563

Telephone-Integrated - 3.8%
Belgacom SA	4,666	114,372
Bezeq The Israeli Telecommunication Corp., Ltd.	75,922	122,615
Elisa Oyj	5,273	113,291
Koninklijke KPN NV†	49,937	131,605
Magyar Telekom Telecommunications PLC†	72,420	99,455
TDC A/S	13,027	113,993

		695,331

Tobacco - 1.7%
Altria Group, Inc.	2,946	103,287
Lorillard, Inc.	2,351	99,988
Reynolds American, Inc.	2,143	105,928

		309,203

Transport Services - 0.6%
Hutchison Port Holdings Trust	141,000	104,340

Water - 1.2%
Cia de Saneamento Basico do Estado de Sao Paulo	10,400	106,674
Cia de Saneamento de Minas Gerais-COPASA	6,700	106,285

		212,959

Total Common Stock (cost $4,465,831)		4,603,800

PREFERRED SECURITIES - ($25 par value) - 14.2%
Banks-Commercial - 1.0%
Barclays Bank PLC Series 4 7.75%	3,700	93,980
Barclays Bank PLC Series 5 8.13%	1,600	40,704
HSBC USA, Inc. FRS Series F 3.50%	1,200	25,584
PrivateBancorp, Inc. 7.13%	750	18,877

		179,145

Banks-Money Center - 0.1%
National Westminster Bank PLC Series C 7.76%	1,100	27,654

Banks-Super Regional - 0.8%
PNC Financial Services Group, Inc. FRS Series P 6.13%	2,200	57,750
US Bancorp FRS Series F 6.50%	3,300	88,902

		146,652

Brewery - 0.6%
Cia de Bebidas das Americas	2,800	105,564

Diversified Banking Institutions - 1.5%
Ally Financial, Inc. 7.30%	1,600	40,352
Ally Financial, Inc. 7.35%	1,000	24,990
Countrywide Capital IV 6.75%	1,400	35,294
Countrywide Capital V 7.00%	4,300	107,973
GMAC Capital Trust I FRS Series 2 8.13%	600	15,930
Royal Bank of Scotland Group PLC Series M 6.40%	1,650	32,753
Royal Bank of Scotland Group PLC Series S 6.60%	900	18,513

		275,805

Electric-Generation - 0.6%
AES Tiete SA	10,900	107,741

Electric-Integrated - 1.4%
BGE Capital Trust II 6.20%	550	13,827
Cia Energetica de Minas Gerais	11,800	107,896
Cia Paranaense de Energia, Class B	8,500	104,175
DTE Energy Co. 6.50%	1,050	27,079

		252,977

Insurance-Life/Health - 1.5%
Aviva PLC 8.25%	4,000	110,280
ING Groep NV 7.20%	1,600	40,080
ING Groep NV 7.38%	3,000	75,570
ING Groep NV 8.50%	500	12,810
Principal Financial Group, Inc. FRS Series B 6.52%	1,500	38,100

		276,840

Insurance-Multi-line - 0.6%
Aegon NV 6.88%	1,600	39,856
Aegon NV 7.25%	1,000	25,350
Hartford Financial Services Group, Inc. FRS 7.88%	1,800	52,938

		118,144

Insurance-Property/Casualty - 0.2%
Arch Capital Group, Ltd. Series C 6.75%	600	15,222
Hanover Insurance Group, Inc. 6.35%	750	17,325

		32,547

Insurance-Reinsurance - 0.8%
Aspen Insurance Holdings, Ltd. FRS 5.95%	1,500	38,550
Aspen Insurance Holdings, Ltd. 7.25%	500	13,050
Axis Capital Holdings, Ltd. Series C 6.88%	600	15,588
Endurance Specialty Holdings, Ltd. Series B 7.50%	500	13,210
Montpelier Re Holdings, Ltd. 8.88%	400	10,588
PartnerRe, Ltd. Series E 7.25%	600	15,918
Reinsurance Group of America, Inc. FRS 6.20%	1,900	48,545

		155,449

Investment Management/Advisor Services - 0.1%
Affiliated Managers Group, Inc. 6.38%	1,100	27,445

Pipelines - 0.1%
NuStar Logistics LP FRS 7.63%	850	22,423

Real Estate Investment Trusts - 2.5%
CBL & Associates Properties, Inc. Series D 7.38%	1,100	27,599
Cedar Realty Trust, Inc. Series B 7.25%	700	17,570
Chesapeake Lodging Trust Series A 7.75%	1,000	25,390
Colony Financial, Inc. Series A 8.50%	1,000	25,990
CommonWealth REIT Series D 6.50%	1,200	27,384
Corporate Office Properties Trust Series L 7.38%	1,100	28,864
Cousins Properties, Inc. Series B 7.50%	750	18,893
DDR Corp. Series J 6.50%	1,900	45,581
DDR Corp. Series H 7.38%	300	7,605
DuPont Fabros Technology, Inc. Series A 7.88%	900	23,175

First Potomac Realty Trust Series A 7.75%	426	11,127
Glimcher Realty Trust Series H 7.50%	1,000	25,480
NorthStar Realty Finance Corp. Series D 8.50%	1,100	27,808
Pebblebrook Hotel Trust Series A 7.88%	800	20,400
Pennsylvania Real Estate Investment Trust Series A 8.25%	950	25,032
Retail Properties of America, Inc. 7.00%	1,000	24,300
Saul Centers Inc. Series C 6.88%	1,100	27,720
Sunstone Hotel Investors, Inc. Series D 8.00%	500	12,835
Vornado Realty Trust Series J 6.88%	500	12,840
Winthrop Realty Trust 7.75%	850	21,718

		457,311

Real Estate Operations & Development - 0.1%
Forest City Enterprises, Inc. 7.38%	1,100	27,500

Savings & Loans/Thrifts - 0.1%
First Niagara Financial Group, Inc. FRS Series B 8.63%	500	14,125

Sovereign Agency - 0.7%
Farm Credit Bank of Texas FRS 6.75%* ($100 par value)	1,200	120,000

Telecom Services - 0.5%
Qwest Corp. 6.13%	1,300	29,302
Qwest Corp. 7.00%	1,500	37,755
Qwest Corp. 7.38%	1,000	25,350

		92,407

Telephone-Integrated - 0.2%
Telephone & Data Systems, Inc. 6.88%	1,100	28,149

Television - 0.5%
ProSiebenSat.1 Media AG	2,293	94,077

Transport-Marine - 0.2%
Teekay Offshore Partners LP Series A 7.25%	1,100	27,896

Total Preferred Securities (cost $2,581,463)		2,589,851

PREFERRED SECURITIES-CAPITAL SECURITIES - ($1,000 par value) - 17.8%
Banks-Commercial - 2.2%
KBC Bank NV VRS 8.00% due 01/25/2023 ($200,000 par value)	200,000	204,700
Rabobank Nederland NV VRS 8.40% due 06/29/2017(1)	100,000	109,208
Rabobank Nederland NV 11.00% due 06/30/2019*(1)	75,000	96,750

		410,658

Banks-Money Center - 1.5%
Dresdner Funding Trust I 8.15% due 06/30/2031*	100,000	99,750
HBOS Capital Funding LP 6.85% due 09/23/2013(1)	100,000	94,350
HSBC Capital Funding LP 10.18% due 06/30/2030*(1)	50,000	72,000

		266,100

Banks-Super Regional - 2.0%
PNC Financial Services Group, Inc. FRS 6.75% due 08/01/2021(1)	100,000	106,500
Wells Fargo & Co. FRS Series K 7.98% due 03/15/2018(1)	225,000	252,563

		359,063

Diversified Banking Institutions - 2.6%
Bank of America Corp. FRS Series M 8.13% due 05/15/2018(1)	25,000	27,750
Citigroup, Inc. FRS 5.95% due 01/30/2023(1)	100,000	97,000
Goldman Sachs Capital II FRS 4.00% due 09/20/2013(1)	125,000	98,594
JPMorgan Chase & Co. FRS Series 1 7.90% due 04/30/2018(1)	225,000	250,312

		473,656

Diversified Financial Services - 1.2%
General Electric Capital Corp. FRS Series A 7.13% due 06/15/2022 ($100,000 par value)(1)	200,000	225,000

Electric-Integrated - 1.1%
NextEra Energy Capital Holdings, Inc. FRS 6.65% due 06/15/2067	100,000	105,500
PPL Capital Funding, Inc. FRS Series A 6.70% due 03/30/2067	100,000	104,000

		209,500

Insurance-Life/Health - 1.7%
Dai-ichi Life Insurance Co., Ltd. FRS 7.25% due 07/25/2021*(1)	200,000	222,000
Prudential Financial, Inc. FRS 5.63% due 06/15/2043	100,000	97,000

		319,000

Insurance-Multi-line - 2.5%
AXA SA FRS 6.46% due 12/14/2018*(1)	100,000	99,750
Catlin Insurance Co., Ltd. FRS 7.25% due 01/19/2017*(1)	100,000	104,250
MetLife Capital Trust IV 7.88% due 12/15/2067*	100,000	118,000
MetLife Capital Trust X 9.25% due 04/08/2068*	100,000	133,000

		455,000

Insurance-Property/Casualty - 1.2%
Mitsui Sumitomo Insurance Co., Ltd. FRS 7.00% due 03/15/2072*	200,000	222,000

Insurance-Reinsurance - 1.2%
Aquarius + Investments PLC for Swiss Reinsurance Co., Ltd. VRS Reinsurance Co., Ltd. VRS 8.25% due 09/01/2018 ($5,000 par value)(1)	200,000	215,000

Pipelines - 0.6%
Enterprise Products Operating LP Series A 8.38% due 08/01/2066	100,000	111,500

Total Preferred Securities-Capital Securities (cost $3,273,960)		3,266,477

EXCHANGE-TRADED FUNDS - 0.9%
iShares MSCI ACWI ETF (cost $159,155)	3,175	166,021

Total Long-Term Investment Securities (cost $17,619,346)		17,825,545

REPURCHASE AGREEMENT - 1.3%
State Street Bank & Trust Co. Joint Repurchase Agreement(3) (cost $246,000)	$246,000	246,000

TOTAL INVESTMENTS (cost $17,865,346)(2)	98.6%	18,071,545
Other assets less liabilities	1.4	252,454

NET ASSETS	100.0%	$18,323,999

†	Non-income producing security
*	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. The Fund has no right to demand registration of these securities. At July 31, 2013, the aggregate value of these securities was $1,287,500 representing 7.0% of net assets. Unless otherwise indicated these securities are not considered to be illiquid.
(1)	Perpetual maturity - maturity date reflects the next call date.
(2)	See Note 4 for cost of investments on a tax basis.
(3)	See Note 3 for details of Joint Repurchase Agreement.

FRS - Floating Rate Security

VRS - Variable Rate Security

The rates shown on FRS and VRS are the current interest rates at July 31, 2013 and unless noted otherwise, the dates shown are the original maturity dates.

The following is a summary of the inputs used to value the Fund’s net assets as of July 31, 2013 (see Note 2):

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Observable Inputs	Level 3 - Significant Unobservable Inputs	Total
ASSETS:
Lont-Term Investment Securities:
Registered Investment Companies:
Domestic Equity Investment Companies	$870,844	$—	$—	$870,844
Domestic Fixed Income Investment Companies	4,229,163	—	—	4,229,163
International Fixed Income Investment Companies	2,099,389	—	—	2,099,389
Common Stock	4,603,800	—	—	4,603,800
Preferred Securities	2,589,851	—	—	2,589,851
Preferred Securities-Capital Securities	—	3,266,477	—	3,266,477
Exchange-Traded Funds	166,021	—	—	166,021
Repurchase Agreement	—	246,000	—	246,000

Total	$14,559,068	$3,512,477	$—	$18,071,545

The Fund’s policy is to recognize transfers between Levels as of the end of the reporting period. There were no transfers between Levels during the reporting period.

See Notes to Portfolio of Investments

NOTES TO PORTFOLIO OF INVESTMENTS – July 31, 2013 (Unaudited)

Note 1. Basis for consolidation for the SunAmerica Alternative Strategies Cayman Fund, Ltd. and SunAmerica Global Trends Cayman Fund, Ltd.

The SunAmerica Alternative Strategies Cayman Fund, Ltd. (the “Alternative Strategies Subsidiary”), a Cayman Islands exempted company, was incorporated on October 20, 2008, and is a wholly-owned subsidiary of the Alternative Strategies Fund. The Alternative Strategies Subsidiary commenced operations on May 22, 2009 and was organized as a wholly-owned subsidiary of the Alternative Strategies Fund in order to effect certain investments on behalf of the Alternative Strategies Fund consistent with the investment objectives and policies in the Alternative Strategies Fund’s prospectus and statement of additional information. With respect to its investments, the Alternative Strategies Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Alternative Strategies Fund; however, the Alternative Strategies Subsidiary (unlike the Alternative Strategies Fund) may invest without limitation in commodity-linked swap agreements and other commodity-linked and hedge fund-linked derivative instruments that may otherwise be limited if purchased by the Alternative Strategies Fund due to federal tax requirements relating to qualifying income. The Alternative Strategies Fund and Alternative Strategies Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Alternative Strategies Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Alternative Strategies Fund. The Alternative Strategies Fund may invest up to 25% of its assets in the Alternative Strategies Subsidiary. As of July 31, 2013, net assets of the Alternative Strategies Fund were $104,113,918, of which approximately $24,202,411, or approximately 23.2%, represented the Alternative Strategies Fund’s ownership of all issued shares and voting rights of the Alternative Strategies Subsidiary.

The SunAmerica Global Trends Cayman Fund, Ltd. (the “Global Trends Subsidiary”), a Cayman Islands exempted company, was incorporated on March 17, 2011, and is a wholly-owned subsidiary of the Global Trends Fund. The Global Trends Subsidiary commenced operations on June 17, 2011 and was organized as a wholly-owned subsidiary of the Global Trends Fund in order to effect certain investments on behalf of the Global Trends Fund consistent with the investment objectives and policies in the Global Trends Fund’s prospectus and statement of additional information. With respect to its investments, the Global Trends Subsidiary will generally be subject to the same fundamental, non-fundamental and certain other investment restrictions as the Global Trends Fund; however, the Global Trends Subsidiary (unlike the Global Trends Fund) may invest without limitation in commodity-linked instruments that may otherwise be limited if purchased by the Global Trends Fund due to federal tax requirements relating to qualifying income. The Global Trends Fund and Global Trends Subsidiary may test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investment in certain securities that may involve leverage, the Global Trends Subsidiary will comply with asset segregation or “earmarking” requirements to the same extent as the Global Trends Fund. The Global Trends Fund may invest up to 25% of its assets in the Global Trends Subsidiary. As of July 31, 2013, net assets of the Global Trends Fund were $112,728,733, of which approximately $25,393,694, or approximately 22.5%, represented the Global Trends Fund’s ownership of all issued shares and voting rights of the Global Trends Subsidiary.

Note 2. Security Valuation

In accordance with the authoritative guidance on fair value measurements and disclosures under accounting principles generally accepted in the United States of America (“GAAP”), the Funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. In accordance with GAAP, fair value is defined as the price that the Funds would receive upon selling an asset or transferring a liability in a timely transaction to an independent third party in the principal or most advantageous market. GAAP established a three-tier hierarchy to provide more transparency around the inputs used to measure fair value and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tiers are as follows:

Level 1 - Unadjusted quoted prices in active markets for identical securities

Level 2 - Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in active markets, adjusted quoted prices on foreign equity securities that were adjusted in accordance with pricing procedures approved by the Board, etc.).

Level 3 - Significant unobservable inputs (includes inputs that reflect the Funds’ own assumptions about the assumptions market participants would use in pricing the security, developed based on the best information available under the circumstances.)

Changes in valuation techniques may result in transfers in or out of an investment’s assigned Level within the hierarchy. The methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those investments and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and consideration of factors specific to each security.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is recently issued and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The summary of inputs used to value the Funds’ net assets as of July 31, 2013 are reported on a schedule following the Portfolio of Investments.

Stocks are generally valued based upon closing sales prices reported on recognized securities exchanges for which the securities are principally traded and are generally categorized as Level 1. Stocks listed on the NASDAQ are valued using the NASDAQ Official Closing Price (“NOCP”). Generally, the NOCP will be the last sale price unless the reported trade for the stock is outside the range of the bid/ask price. In such cases, the NOCP will be normalized to the nearer of the bid or ask price. For listed securities having no sales reported and for unlisted securities, such securities will be valued based upon the last reported bid price.

As of the close of regular trading on the New York Stock Exchange (“NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the day of valuation, or if there is no sale on the day of valuation, at the last-reported bid price. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. Such securities are generally categorized as Level 1. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price the Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If a Fund determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board of Trustees (“the Board”) to reflect what it believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, the Funds use an outside pricing service to provide it with closing market prices and information used for adjusting those prices, and, when so adjusted, such securities and futures are generally categorized as Level 2.

Bonds and debentures, other long-term debt securities, and short term debt securities with maturities in excess of 60 days, are valued at bid prices obtained for the day of valuation from a bond pricing service, when such prices are available and are generally categorized as Level 2. The pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate, and maturity date, option adjusted spreads models, prepayments projections, interest rate spreads, and yield curves to determine current value. If a vendor quote is unavailable, the securities may be priced at the mean of two independent quotes obtained from brokers.

Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the Fund if acquired within 60 days of maturity or, if already held by the Fund on the 60th day, are amortized to maturity based on the value determined on the 61st day, and are generally categorized as Level 2.

Investments in registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded. Registered investment companies are generally categorized as Level 1.

Futures contracts traded on national securities exchanges are valued at the quoted daily settlement price established by the exchange on which they trade and are generally categorized as Level 1. Options and swap contracts traded on national securities exchanges are valued as of the close of the exchange upon which they trade and are generally categorized as level 1. Options traded on over-the-counter markets are marked-to-market daily based upon quotations received from an approved outside pricing service or market makers and are generally categorized as Level 2. Forward Foreign Currency Contracts (“Forward Contracts”) are valued at the 4:00 p.m. eastern time forward rate and are generally categorized as Level 2.

Derivative Instruments:

The following tables represent the value of derivatives held as of July 31, 2013, by their primary underlying risk exposure. For a detailed presentation of derivatives held as of July 31, 2013, please refer to the Portfolio of Investments.

	2020 High Watermark Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$—	$210

(1)	The Fund’s derivative contracts held during the period ended July 31, 2013, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures contracts was $77,249.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $4,823 as reported in the Portfolio of Investments.

	Alternative Strategies Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$10,223	$51,659
Put options purchased, at value(4)	—	—
Commodity contracts
Futures contracts (variation margin)(2)(3)	508,020	502,715
Interest Rate contracts
Futures contracts (variation margin)(2)(3)	2,377	—
Foreign exchange contracts
Futures contracts (variation margin)(2)(3)	650	18,675

	$521,270	$573,049

(1)	The Fund’s derivative contracts held during the period ended July 31, 2013, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures, commodity futures, interest rate and foreign exchange futures contracts was $32,021,831, $34,654,956, $17,707,735 and $11,076,249, respectively.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $(270,784) as reported in the Portfolio of Investments.
(4)	The average value outstanding for purchased options on equity futures were $24,669.

	Global Trends Fund
Derivatives Contracts(1)	Asset Derivatives Value	Liability Derivatives Value
Equity contracts
Futures contracts (variation margin)(2)(3)	$4,848	$209,805
Commodity contracts
Futures contracts (variation margin)(2)(3)	55,313	10,074
Interest Rate Contracts
Futures contracts (variation margin)(2)(3)	—	—
Foreign exchange contracts
Forward foreign currency contracts(4)	22,091	95,974

	$82,252	$315,853

(1)	The Fund’s derivative contracts held during the period ended July 31, 2013, are not accounted for as hedging instruments under accounting principals generally accepted in the United States of America.
(2)	The average value outstanding for equity futures, commodity futures and interest rate futures contracts was $86,033,289, $21,113,116 and $24,236,080, respectively.
(3)	The variation margin on futures contracts is included in the cumulative unrealized appreciation (depreciation) of $846,624 as reported in the Portfolio of Investments.
(4)	The average notional amount outstanding for forward foreign currency contracts was $112,998,587.

Futures Contracts. The 2020 High Watermark Fund may invest in exchange traded S&P 500 Index futures to generate equity market exposures. During the period ended July 31, 2013, the 2020 High Watermark Fund invested in exchange traded S&P 500 Index futures to generate equity market exposures. The Alternative Strategies Fund expects to enter into futures transactions for investment purposes in order to gain exposure to the following asset classes: commodities, currencies, fixed income and equity index futures, and may take either a long or short position in a futures transaction. The Alternative Strategies Fund may also enter into futures transactions for hedging purposes. The Global Trends Fund expects to enter into futures transactions for investment purposes in order to gain exposure to a variety of asset classes, including U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income, currencies and commodities. The Global Trends Fund may also enter into futures transactions for hedging purposes. During the period ended July 31, 2013, the Alternative Strategies Fund entered into futures transactions for investment purposes in order to gain exposure to commodities, currencies, fixed income and equity index futures, and took long and short positions in futures transactions. During this same period, the Alternative Strategies Fund also entered into futures transactions for hedging purposes. During the period ended July 31, 2013, the Global Trends Fund entered into futures transactions for investment purposes in order to gain exposure to U.S. and non-U.S. equity markets, U.S. and non-U.S. fixed income and commodities.

Futures contracts are reported on a schedule following the Portfolio of Investments. As of July 31, 2013, the following Funds had open futures contracts: 2020 High Watermark Fund, Alternative Strategies Fund and Global Trends Fund.

A futures contract is generally a standardized, transferable, exchange-traded contract that requires delivery of a commodity, bond, currency, stock index, or other underlying reference asset at a set price on a future date. Upon entering into a futures transaction, a Fund will be required to segregate an initial margin payment of cash or other liquid securities with the Futures Commission Merchant (the “broker”). Subsequent payments, known as “Variation Margin” are made or received by the Funds as a result of changes in the value of the contract and/or changes in the value of the initial margin requirement. Such receipts or payments are recorded by the Fund as Variation Margin for changes in the value of the contracts and as due to/from broker for the changes in the value of the initial margin requirement. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The primary risk to the 2020 High Watermark Fund of entering into futures contracts is market risk. The risks associated with the Alternative Strategy Fund’s and Global Trend Fund’s use of futures include the risk that the changes in the price of a futures contract may not always track the changes in market value of the underlying reference asset. In addition, since the Alternative Strategies Fund may go short in futures contracts, there is a risk that losses caused by sudden, unanticipated market movements may be potentially unlimited. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin. There may also be trading restrictions or limitations imposed by an exchange, and government regulations may restrict trading in futures contracts. While the Funds will generally only purchase exchange-traded futures, due to market conditions, there may not always be a liquid secondary market for a futures contract and, as a result, a Fund may be unable to close out its futures contracts at a time which is advantageous. In addition, if a Fund has insufficient cash to meet margin requirements, the Fund may need to sell other investments, including at disadvantageous times. There is generally minimal counterparty credit risk to the Funds since the futures are exchange-traded.

Currency Contracts. The Global Trends Fund may enter into forward foreign currency contracts (“forward contracts”) for investment purposes in order to gain currency exposure and enhance return. During the period ended July 31, 2013, the Global Trends Fund used forward contracts for investment purposes in order to gain currency exposure. As of July 31, 2013, the Global Trends Fund had open forward contracts which are reported on a schedule following the Fund’s Portfolio of Investments.

A forward contract is an agreement between two parties to buy or sell currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked-to-market daily using the forward rate and the cumulative change in market value is recorded by the Fund as unrealized appreciation or depreciation. On the settlement date, the Fund records either realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks to the Fund of entering into forward contracts include counterparty risk, market risk and illiquidity risk. Counterparty risk arises because forwards are not exchange-traded and therefore no clearinghouse or exchange stands ready to meet the obligations of the contracts. Thus, the Fund faces the risk that its counterparties may not perform their obligations. Market risk is the risk that the value of the forward contract will depreciate due to unfavorable changes in the exchange rates. These contracts may involve market risk in excess of the unrealized gain or loss. Illiquidity risk arises because the secondary market for forwards may have less liquidity relative to markets for other securities. In addition, forward contracts are also not regulated by the Commodity Futures Trading Commission (“CFTC”) and therefore the Fund will not receive any benefit of CFTC regulation when trading forwards. Moreover, because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments.

Options. Certain Funds may enter into option contracts for various purposes, including to facilitate trading, increase or decrease a Fund’s market exposure, to seek higher investment returns, to seek protection against a decline in the value of a Fund’s securities or an increase in prices of securities that may be purchased, or to generate income. During the period ended July 31, 2013, the Alternative Strategies Fund used option contracts to decrease the Fund’s market exposure, to seek higher investment returns, and to seek protection against a decline in the value of the Fund’s securities or an increase in prices of securities that may be purchased. As of July 31, 2013, Alternative Strategies Fund did not invest in option contracts.

An option is a contract conveying a right to buy or sell a financial instrument at a specified price during a stipulated period. When a Fund writes a call or a put option, it receives a premium which is equal to the current market value of the option written. If a Fund purchases a call or a put option, it pays a premium which reflects the current market value of the option. The option position is marked to market daily and its value fluctuates based upon the value of the underlying financial instrument, time to expiration, cost of borrowing funds, and volatility of the value of the underlying financial instrument. If an option which the Fund has written either expires on its stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such options is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the premium originally received. If a put option which the Fund has written is exercised, the amount of the premium originally received reduces the cost of the security which the Fund purchased upon exercise of the option. Options may be traded on a national securities exchange or in the over-the-counter (“OTC”) market.

Risks to the Funds of entering into option contracts include credit risk, market risk and, with respect to OTC options, illiquidity risk. Credit risk arises from the potential inability of counterparties to meet the terms of their contracts. If the counterparty defaults, the Fund’s loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that there will be an unfavorable change in the value of the underlying securities. There is also the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. In addition, unlisted options are not traded on an exchange and may not be as actively traded as listed options, making the valuation of such securities more difficult. An unlisted option also entails a greater risk that the party on the other side of the option transaction may default, which would make it impossible to close out an unlisted option position in some cases, and profits related to the transaction lost thereby.

Commodity-Linked and Hedge Fund-Linked Notes. The Alternative Strategies Fund and Global Trends Fund may invest in commodity-linked derivative instruments, including commodity-linked notes linked to broad-based commodity indexes, in order to gain exposure to the commodities markets. By investing in these derivative instruments, the Alternative Strategies Fund and Global Trends Fund seek to gain exposure to the returns of real assets that trade in the commodities markets without direct investment in physical commodities. The Alternative Strategies Fund and Global Trends Fund will not invest directly in commodities. During the period ended July 31, 2013, the Alternative Strategies Fund invested in commodity-linked notes in order to gain exposure to the commodities markets.

Commodity-linked derivatives are derivative instruments, the value of which is primarily linked to the price movement of a commodity, commodity index or commodity futures or option contract. A commodity-linked note is a derivative instrument that has characteristics of a debt security and of a commodity-linked derivative. It typically provides for interest payments and a principal payment at maturity linked to the price movement of a commodity, commodity index or commodity futures or option contract.

The Alternative Strategies Fund may also invest in hedge fund-linked derivative instruments, including hedge fund-linked notes linked to a hedge fund index, in order to gain a broad-based exposure to hedge funds. The Alternative Strategies Fund will not invest directly in hedge funds. During the period ended July 31, 2013, the Alternative Strategies Fund did not invest in hedge fund-linked notes.

Hedge fund linked derivatives are derivative instruments, of which, the value, principal payment and interest payments are primarily linked to the price movement of a hedge fund, hedge fund index or hedge fund futures or option contract.

The commodity and hedge fund-linked derivative instruments in which the Alternative Strategies Fund and Global Trends Fund may invest have substantial risks, including risk of loss of a significant portion of their principal value. Commodity and hedge fund linked derivative instruments may be more volatile and less liquid than the underlying instruments and their value will be affected by the performance of the commodity markets or underlying hedge funds, as the case may be, as well as economic and other regulatory or political developments, overall market movements and other factors, including potential defaults by counterparties on their obligations to perform under these instruments. Typically, the return of the commodity-linked and hedge fund-linked notes will be based on some multiple of the performance of an index. The multiple (or leverage) will magnify the positive and negative return the Alternative Strategies Fund earns from these notes as compared to the index. Commodity and hedge fund linked derivative instruments are also subject to credit risk and counterparty risk. Credit risk is the risk that the issuer might not pay interest when due or repay principal at maturity of the obligation. Counterparty risk is the risk that the Fund will be exposed to the credit of the counterparties to derivative contracts and its ability to satisfy the terms of the agreements, which exposes the Fund to the risk that the counterparties may default on their obligations to perform under the terms of the agreements.

Note 3. Repurchase Agreements:

As of July 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Bank of America Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	19.64%	$16,685,000
SunAmerica Global Trends Cayman Fund, Ltd.	5.65%	4,795,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Bank of America Securities LLC, dated July 31, 2013, bearing interest at a rate of 0.05% per annum, with a principal amount of $84,935,000, a repurchase price of $84,935,118, and a maturity date of August 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills	0.11%	07/24/2014	$86,800,000	$86,705,388

As of July 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Barclays Capital, Inc:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	19.64%	$14,720,000
SunAmerica Global Trends Cayman Fund, Ltd.	5.65%	4,235,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Barclays Capital, Inc., dated July 31, 2013, bearing interest at a rate of 0.07% per annum, with a principal amount of $74,960,000, a repurchase price of $74,960,146, and a maturity date of August 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.25%	09/15/2015	$76,602,000	$76,500,885

As of July 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with BNP Paribas SA:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	19.64%	$14,720,000
SunAmerica Global Trends Cayman Fund, Ltd.	5.65%	4,235,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

BNP Paribas SA, dated July 31, 2013, bearing interest at a rate of 0.06% per annum, with a principal amount of $74,960,000, a repurchase price of $74,960,125, and a maturity date of August 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Bills	1.00%	05/15/2014	$76,836,500	$76,515,995

As of July 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with Deutsche Bank AG:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	19.64%	$19,630,000
SunAmerica Global Trends Cayman Fund, Ltd.	5.65%	5,645,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

Deutsche Bank AG, dated July 31, 2013, bearing interest at a rate of 0.07% per annum, with a principal amount of $99,965,000, a repurchase price of $99,965,194, and a maturity date of August1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.63%	08/31/2017	$103,710,000	$102,101,458

As of July 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with State Street Bank & Trust Co.:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Income Explorer Fund	0.14%	$246,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

State Street Bank & Trust Co., dated July 31, 2013, bearing interest at a rate of 0.01% per annum, with a principal amount of $177,424,000, a repurchase price of $177,424,049, and a maturity date of August 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.88%	02/28/2017	$165,840,000	$166,171,182
U.S. Treasury Notes	0.63	05/31/2017	15,020,000	14,805,650

As of July 31, 2013, the following portfolios held an undivided interest in the joint repurchase agreement with UBS Securities LLC:

Portfolio	Percentage Ownership	Principal Amount
SunAmerica Global Trends	19.61%	$19,875,000
SunAmerica Global Trends Cayman Fund, Ltd.	5.64%	$5,720,000

As of such date, the repurchase agreement in that joint account and the collateral therefore were as follows:

UBS Securities LLC, dated July 31, 2013, bearing interest at a rate of 0.05% per annum, with a principal amount of $101,345,000, a repurchase price of $101,345,141, and a maturity date of August 1, 2013. The repurchase agreement is collateralized by the following:

Type of Collateral	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Notes	0.25%	12/15/2015	$50,000,000	$49,809,000
U.S. Treasury Notes	2.75	10/31/2013	53,028,700	53,753,602

Note 4. Federal Income Taxes:

At July 31, 2013, the amounts of aggregate unrealized gain (loss) and the cost of investment securities for federal tax purposes, including short-term securities and repurchases agreements, were as follows:

Fund	Aggregate Unrealized Gain	Aggregate Unrealized Loss	Net Unrealized Gain/(Loss)	Cost of Investments
2020 High Watermark	$6,743,968	$(140,828)	$6,603,140	$43,182,467
SunAmerica Alternative Strategies	916,545	(3,456,449)	(2,539,904)	103,282,115
SunAmerica Global Trends	—	(9,193,755)	(9,193,755)	121,260,650
SunAmerica Focused Alpha Growth	74,273,672	(2,307,258)	71,966,414	391,342,983
SunAmerica Focused Alpha Large-Cap	46,790,395	(2,184,957)	44,605,438	256,296,752
SunAmerica Income Explorer	391,796	(185,598)	206,198	17,865,346

ADDITIONAL INFORMATION

Additional information is available in the SunAmerica Specialty Series’s Annual and Semi-annual reports which may be obtained without charge from the EDGAR database on the Securities and Exchange Commission’s website at http://www.sec.gov.

Item 2. Controls and Procedures.

a)	An evaluation was performed within 90 days of the filing of this report, under the supervision and with the participation of the registrant’s management, including the President and Treasurer, of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures (as defined under Rule 30a-3(c) under the Investment Company Act of 1940 (17CFR 270.30a-3(c))). Based on that evaluation, the registrant’s management, including the President and Treasurer, concluded that the registrant’s disclosure controls and procedures are effective.

b)	There was no change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940 (17 CFR 270.30a-3(d))) that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as

Exhibit 99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	September 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

SunAmerica Specialty Series

By:	/s/ John T. Genoy
John T. Genoy
President

Date:	September 26, 2013

By:	/s/ Donna M. Handel
Donna M. Handel
Treasurer

Date:	September 26, 2013